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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2001


                         UNIVERSAL HEALTH SERVICES, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                    1-10765             23-2077891
  ------------------------------  ---------------------   ---------------
   (State or other jurisdiction     (Commission File        (IRS Employer
         of incorporation)               Number)         Identification No.)


               Universal Corporate Center
                  367 South Gulph Road
               King of Prussia, Pennsylvania                   19406
         ----------------------------------------         -----------------
         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (610) 768-3300

                                 Not applicable.
                 ----------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         The exhibits accompanying this report are listed in the accompanying
Exhibit Index.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           UNIVERSAL HEALTH SERVICES, INC.




                           By:   /s/ KIRK E. GORMAN
                                 ----------------------------------
                                 Name:   Kirk E. Gorman
                                 Title:    Senior Vice President, Treasurer
                                           and Chief Financial Officer

Date:  November 12, 2001




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                                  EXHIBIT INDEX

         The following exhibits are filed herewith, and are exhibits to Universal Health Services, Inc.'s Registration Statement on Form S-3 (Registration No. 333-59916), as amended ("Registration Statement"), as noted below:

                    Registration
                    Statement
Exhibit No.         Exhibit No.             Exhibit
----------          -----------        -------
     1.1                1.1            Underwriting Agreement, dated November
                                       6, 2001, among the Company and J.P.
                                       Morgan Securities Inc., Banc of America
                                       Securities LLC, Fleet Securities, Inc.,
                                       First Union Securities, Inc. and ABN
                                       AMRO Incorporated, as underwriters,
                                       relating to Universal Health Services,
                                       Inc.'s 6 3/4% Notes due 2011.

     4.1                4.3            Form of 6 3/4% Note due 2011.